Rule 497(e)
Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

Mid Cap US Equity Select ETF

(the “Fund”)

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information

March 18, 2024

Important Notice Regarding Change in Fund Name and Investment Objective

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, on or around June 10, 2024, the Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called The SMID Capital Strength Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Mid CapTM Index. According to Nasdaq, Inc., the index provider to the New Index, the New Index seeks to provide exposure to well capitalized small and mid-sized companies with strong balance sheets, a high degree of liquidity, the ability to generate earnings growth, and a record of financial strength and profit growth.

Additionally, on or around June 10, 2024, the Fund’s name is expected to change to First Trust SMID Capital Strength Index ETF and its new ticker symbol is expected to be FSCS. The Fund’s shares will continue to be listed for trading on Nasdaq, Inc. and Nasdaq, Inc. will serve as the Fund’s index provider.

Please Keep this Supplement for Future Reference